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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                 333-108195                06-1442101
           --------                 ----------                ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                  06830
         ----------------------                                  -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------


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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On December 30, 2003, a single series of certificates, entitled Meritage Mortgage Loan Trust 2003-1, Asset-Backed Certificates, Series 2003-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2003 (the "Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), The Provident Bank as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class II-A2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $298,006,741.21 as of December 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 23, 2003, among Meritage Mortgage Corporation (the "Originator"), Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class I-A1 Certificates, the Class II-A2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates and the Class R Certificates were sold by the Depositor to Greenwich Capital Markets, Inc.(the "Underwriter"), pursuant to an Underwriting Agreement, dated December 23, 2003 (the "Underwriting Agreement")among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                  Initial Certificate Principal
             Class                   Balance or Notional Amount            Pass-Through Rate
             -----                   --------------------------            -----------------
             I-A1                           $204,813,000                        Variable
             II-A2                          $ 26,883,000                        Variable
              M-1                           $ 20,115,000                        Variable
              M-2                           $ 16,390,000                        Variable
              M-3                           $ 5,215,000                         Variable
              M-4                           $ 4,470,000                         Variable
              M-5                           $ 4,470,000                         Variable
              M-6                           $ 5,215,000                         Variable
              M-7                           $ 2,980,000                         Variable
               C                           $ 7,455,641.21                       Variable
               P                              $100.00                             N/A
               R                              100.00%                             N/A




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                                       -3-

            The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated November 12, 2003 and the Prospectus Supplement, dated December 23, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits

         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of December 1,
                                            2003, by and among Financial Asset Securities Corp. as
                                            Depositor, The Provident Bank as Servicer and Deutsche
                                            Bank National Trust Company as Trustee, relating to the
                                            Series 2003-1 Certificates.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 2003

                                                FINANCIAL ASSET SECURITIES CORP.


                                                By: /s/ Frank Skibo
                                                    ----------------------------
                                                Name:   Frank Skibo
                                                Title:  Senior Vice President

                                                 Index to Exhibits




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of                                   7
                       December 1, 2003, by and among Financial Asset
                       Securities Corp. as Depositor, The Provident Bank as
                       Servicer and Deutsche Bank National Trust Company as
                       Trustee, relating to the Series 2003-1 Certificates.







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                                   Exhibit 4.1